Distributions	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Distributions
Distributions Disclosure

6. Distributions

The Operating Partnership’s limited partnership agreement generally provides that the Operating Partnership will distribute cash flow from operations and net sales proceeds from disposition of assets to the partners of the Operating Partnership in accordance with their relative percentage interests, on at least a quarterly basis, in amounts determined by the Company, as the general partner.

5. Distributions

        The Operating Partnership's limited partnership agreement generally provides that the Operating Partnership will distribute cash flow from operations and net sales proceeds from disposition of assets to the partners of the Operating Partnership in accordance with their relative percentage interests, on at least a quarterly basis, in amounts determined by the Company, as the general partner.